FIRST AMENDMENT TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF

ECO-STIM ENERGY SOLUTIONS, INC.

This First Amendment to the Amended and Restated Registration Rights Agreement (this “First Amendment”) of Eco-Stim Energy Solutions, Inc., a Nevada corporation (the “Company”), is entered into by and between the Company and the other parties named on the signature pages hereto with reference to that certain Amended and Restated Registration Rights Agreement, dated July 6, 2017 between the Company and the parties identified therein (the “Amended and Restated Registration Rights Agreement”), to be effective as of the Closing (as defined in the Subscription Agreement). Capitalized terms used but not defined herein shall have the meaning ascribed to each such term in the Amended and Restated Registration Rights Agreement.

Recitals

A.	In connection with a proposed private placement of shares of the Company’s common stock, par value $0.001 per share, and the Company’s sale and issuance of shares of its common stock pursuant to a Common Stock Subscription Agreement between the Company and the Purchasers identified therein, dated as of August 2, 2017 (the “Subscription Agreement”), it has been proposed that the Amended and Restated Registration Rights Agreement be amended as provided herein.

B.	Pursuant to Section 20 of the Amended and Restated Registration Rights Agreement, except with respect to certain circumstances not relevant here, the Amended and Restated Registration Rights Agreement may be amended, supplemented, or otherwise modified pursuant to an instrument in writing executed by the Company, the Note Purchaser, and Holders of at least seventy-five percent (75%) of the Registrable Securities (other than the Note Purchaser) (the “Requisite Stockholders”), and such written amendment or modification will be binding upon the Company, each Holder and the Note Purchaser.

C.	The undersigned constitute the Requisite Stockholders.

Amendment

NOW, THEREFORE, the Rights Agreement is hereby amended effective as of the Closing as follows:

1.	Section 1(a) is hereby amended to include the following:

“PIPE Registration Rights Agreement” means that certain Registration Rights Agreement between the Issuer and the parties named thereto, to be effective as of the Closing.

“PIPE Rights Holder” or “PIPE Rights Holders” means stockholders of the Issuer who have registration rights pursuant to the PIPE Registration Rights Agreement.

2.	Section 2(c) is hereby amended and restated in its entirety to provide as follows:

(c) The Issuer shall not be obligated to effect any Demand Registration within a hundred and twenty (120) days after the effective date of a previous Demand Registration or a previous Piggyback Registration in which Holders were permitted to register, and actually sold, all of the shares of Registrable Securities requested to be included therein; provided, however, that such one hundred and twenty (120) day wait period will not apply to any Demand Registration requested within such time period after the shelf registration statement required pursuant to Section 2(a) of the PIPE Registration Rights Agreement has been declared effective. The Issuer may postpone for up to twenty (20) Business Days the filing or effectiveness of a Registration Statement for a Demand Registration if the Issuer’s Board of Directors determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Issuer; (ii) require premature disclosure of material information that the Issuer has a bona fide business purpose for preserving as confidential; or (iii) render the Issuer unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the Holders of a majority of the Registrable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Issuer shall pay all registration expenses in connection with such registration. The Issuer may delay a Demand Registration hereunder only twice in any period of twelve (12) consecutive months.

1

3.	Section 2(e) is hereby amended and restated in its entirety to provide as follows:

(e) The Issuer shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of a majority of the Registrable Securities included in such registration, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Issuer and the Holders of Registrable Securities to be included in that Demand Registration in writing that in its opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such registration would adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Issuer shall include in such Demand Registration (i) first, the number of shares of Common Stock that the Holders of Registrable Securities who are Demand Holders propose to sell, allocated pro rata among the respective Holders thereof on the basis of the number of Registrable Securities owned by each such Holder, (ii) second, if all of the shares requested to be sold under clause (i) are included, (x) the number of shares of Common Stock that the other Holders of Registrable Securities propose to sell and (y) if PIPE Rights Holders elect to participate in such underwritten offering pursuant to the PIPE Registration Rights Agreement, the number of shares of Common Stock that such PIPE Rights Holders propose to sell, pro rata (among clauses (x) and (y)) in accordance with their respective requests and (iii) third, if all of the securities requested to be sold under clauses (i) and (ii) are included the number of shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Issuer and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the respective Holders thereof, giving effect to the priorities set forth in the immediately preceding sentence.

4.	Section 2(f) is hereby amended and restated in its entirety to provide as follows:

(f) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(g), if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Issuer used reasonable best efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i)	First, the Issuer shall reduce or eliminate any securities to be included other than (A) Registrable Securities held by Holders or (B) securities of the Issuer held by PIPE Rights Holders subject to registration rights pursuant to the PIPE Registration Rights Agreement; and

(ii)	Second, if further reduction is required after the elimination of all securities described in Section 2(f)(i), the Issuer shall reduce pro rata in accordance with their respective requests the securities of the Issuer held by PIPE Rights Holders subject to registration pursuant to the PIPE Registration Rights Agreement; and

(iii)	Third, if further reduction is required after the elimination of all securities described in Sections 2(f)(i) and (ii), the Registrable Securities held by Holders.

2

In the event of a cutback hereunder, the Issuer shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Issuer amends the initial Registration Statement in accordance with the foregoing, the Issuer will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the SEC or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended.

5.	Section 3(b) is hereby amended and restated in its entirety to provide as follows:

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Issuer and the managing underwriter advises the Issuer and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Issuer shall include in such registration (i) first, the number of shares of Common Stock that the Issuer proposes to sell; (ii) second, (x) the number of shares of Common Stock that the Note Purchaser and the Holders of Registrable Securities propose to sell and (y) the number of shares of Common Stock that the PIPE Rights Holders propose to sell (subject to such limitations as set forth in the PIPE Registration Rights Agreement), allocated pro rata among all such Holders and PIPE Rights Holders on the basis of the number of Registrable Securities proposed for sale by each such Holder and shares of Common Stock subject to registration rights pursuant to the PIPE Registration Rights Agreement that the PIPE Rights Holders propose to sell, or in such manner as they may otherwise agree, and (iii) third, if all of the securities described in clauses (i) and (ii) are included, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than Holders of Registrable Securities and PIPE Rights Holders), allocated among such holders in such manner as they may agree; provided, that in any event and so long as the Note Purchaser is permitted to register all of the Registrable Securities it desires to be included in such registration, the other Holders of Registrable Securities shall be entitled to register at least twenty-five percent (25%) of the securities to be included in any such registration.

6.	Section 3(c) is hereby amended and restated in its entirety to provide as follows:

(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Issuer in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Issuer shall include in such registration (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, (x) the number of shares of Common Stock that the Note Purchaser and the other Holders of Registrable Securities propose to sell and (y) the number of shares of Common Stock that the PIPE Rights Holders propose to sell (subject to such limitations as set forth in the PIPE Registration Rights Agreement), allocated pro rata among all such holders on the basis of the number of Registrable Securities proposed for sale by each such Holder and shares of Common Stock subject to registration rights pursuant to the PIPE Registration Rights Agreement that the PIPE Rights Holders propose to sell, or in such manner as they may otherwise agree, and (iii) third, if all of the securities described in clauses (i) and (ii) are included, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than Holders of Registrable Securities and PIPE Rights Holders), allocated among such holders in such manner as they may agree.

7.	Except as amended by this First Amendment, the Amended and Restated Registration Rights Agreement remains the same and in full force and effect.

8.	This First Amendment may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This First Amendment shall become effective upon the Closing.

[Signature page(s) follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.
A Nevada corporation

By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

ESES - Signature Page to

First Amendment to Amended and Restated Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

FT SOF VII HOLDINGS, LLC

By:	/s/ Bryan A. Meyer
Name:	Bryan A. Meyer
Title:	Authorized Person

ESES - Signature Page to

First Amendment to Amended and Restated Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

BIENVILLE ARGENTINA OPPORTUNITIES FUND 2.0, LP

By:	/s/ Donald Stoltz
Name:	Donald Stoltz
Title:	Managing Member

ESES - Signature Page to

First Amendment to Amended and Restated Registration Rights Agreement